Supplement dated April 2, 2020 to the Prospectus (“Prospectus”) of Evanston Alternative Opportunities Fund (“Fund”)

On March 25, 2020, Evanston Capital Management, LLC (the “Adviser”) closed on a transaction pursuant to which Evanston Capital Management, L.P., an entity primarily owned by employees of the Adviser, acquired all of the equity interests in the Adviser, including the portion of the Adviser that was owned by private funds sponsored by TA Associates, Inc (“TA”). Accordingly, references to TA and any of its affiliated private funds are hereby removed from the Prospectus.